Business Combinations (Summary Of Fair Value Of Assets Acquired And Liabilities Assumed) (Detail) (JPY ¥) In Millions, unless otherwise specified	May 24, 2011
Business acquisition [Line items]
Cash and cash deposits	¥ 78,634
Loans receivable	54,023	[1]
Receivables from other than customers	12,865
Office buildings, land, equipment and facilities	715,683
Intangible assets	60,048	[2]
Assets other than above	1,290,121	[3]
Total assets	2,211,374
Short-term borrowings	82,800
Long-term borrowings	952,932
Liabilities other than above	748,889
Total liabilities	1,784,621
Equity attributable to NHI shareholders	120,962
Noncontrolling interests of NLB	22,397	[4]
Noncontrolling interests attributable to other than shareholders of NLB	283,394	[5]
Acquisition costs and fair value of previously held equity investments in NLB and other newly consolidated subsidiaries	75,999
Goodwill	¥ (44,963)

[1]	Valuation is based on the difference between the gross contractual amounts receivable of 54,131 yen million and the estimate of the contractual cash flows not expected to be collected of 108 million yen.
[2]	Includes finite-lived intangible assets related to client contracts and lease agreements which are amortized based on a weightedaverage amortization period of nine years with no estimated residual value.
[3]	Includes real estate classified as held for sale.
[4]	Valuation is based on the acquisition cost of the Share Purchases.
[5]	Valuation is based on either the market value or the net asset value as of the date of acquisition.